AGREEMENT TO MODIFY EMPLOYMENT

                                       AND

                          GENERAL RELEASE OF ALL CLAIMS

         THIS AGREEMENT TO MODIFY EMPLOYMENT AND GENERAL RELEASE OF ALL CLAIMS (hereinafter "Agreement") is made this 21 day of December 2000, by and between Roger Platten (hereinafter "Platten") and Unico American Corporation, a Nevada corporation (hereinafter "Company"), in reference to the following facts:

         WHEREAS,  Platten was employed by Company as Vice President and General
Counsel   pursuant  to  the  Employment   Agreement   dated  November  27,  1996
(hereinafter "Original Employment Agreement") and is a Director of the Company;

         WHEREAS, pursuant to the Original Employment Agreement, Platten's term of employment is until December 1, 2001;

         WHEREAS, the Parties have agreed to terminate the Original Employment Agreement and enter into a New Employment Agreement (hereinafter "New Employment Agreement") as provided for herein modifying Platten's employment and status with the Company;

         THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the Parties agree as follows:

         1. Termination of Original Employment Agreement.
            --------------------------------------------

         Effective upon the execution of this Agreement ("Effective Date"), the Original Employment Agreement shall be deemed terminated and Platten shall be deemed to have resigned from his position as Vice President and General Counsel of the Company and from his position as a Director of the Company's Board of Directors.

         2. New Employment Agreement.
            ------------------------

         Concurrently with the execution of this Agreement, the parties shall enter into the New Employment Agreement as set forth in Exhibit A hereto.

         3. Payments to Platten.
            -------------------

                  a. Platten shall receive a Guaranteed Bonus of Thirty Thousand Dollars for the calendar year ending December 31, 2000 to be paid on or before December 31, 2000. In addition, Company will pay Platten a Guaranteed Bonus of Thirty Thousand Dollars for the calendar year ending December 31, 2001 to be paid on or before December 31, 2001 provided: (1) That Platten`s employment is not terminated for cause by the Company prior to December 31, 2001; and (2) That Platten does not resign his employment with the Company prior to December 31, 2001. These Guaranteed Bonuses are in lieu of any other claims to a Bonus that Platten might otherwise assert under the Original Employment Agreement or under any other agreements between the parties hereto.

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
                  b. Platten has previously asserted that he has not received all of the cost of living adjustments to which he is entitled pursuant to the terms of the Original Employment Agreement. The Company has
         asserted   that  Platten  has  received  all  of  the  cost  of  living adjustments to which he is entitled pursuant to the terms of the Original Employment Agreement. In settlement of all disputes between Platten and the Company relating to Platten`s claims concerning the cost of living adjustments pursuant to the terms of the Original Employment Agreement, the Company shall pay Platten the sum of $5000 on or before December 31, 2001.

                  c. In addition to the Guaranteed Bonus and the cost of living adjustment referenced in Sections 3a and 3b above, and except as provided in Sections 3a and 3b above, Platten shall be entitled to all salary and employee benefits to which he would otherwise be entitled pursuant to the Original Employment Agreement through the Effective Date.

         4. Prior Agreements Canceled. Except as provided for herein, agreements
            -------------------------
entered into between Platten and Company arising out of or relative to Patten's employment by Company, including but not limited to, the Original Employment Agreement and any other contract of employment, are hereby canceled and shall have no further force or effect.

         5. General Release.  Platten releases Company as follows:
            ---------------

                  a. In consideration of payments and other consideration as set forth in this Agreement, to which Platten understands and acknowledges he would not, absent this Agreement, be entitled to receive, Platten hereby knowingly and voluntarily waives, releases, acquits and forever discharges the Company, and all of its affiliates, parents,
         subsidiaries  and  their  respective   agents,   officers,   directors,
         shareholders and employees from any liability, action, suit, claim, damages, judgment, known or unknown, liquidated or unliquidated, fixed or contingent which he has ever had or has, arising out of actions by the Company prior to the Effective Date of this Agreement and arising out of or in conjunction with Patten's employment with the Company or any of its affiliates or the termination thereof, including, without limitation, claims for personal injury, pain and suffering, defamation, negligence or other tortious conduct, claims under federal, state or local common law or statute, as well as any form of employment discrimination prohibited under Title VII of the Civil Rights Act of 1964, the Americans with Disability Act (hereinafter "ADA"), ERISA, any anti-discrimination law or ordinance, any applicable collective bargaining agreement, any applicable wage and hour laws, and for wrongful discharge, breach of contract, breach of any express or implied promise, retaliation, breach of public policy, or any other theory, whether legal or equitable, including any claims which could have been asserted up to the Effective Date of this Agreement;

                  b. Platten further agrees to expressly waive and relinquish any of the rights and benefits that he might otherwise have or claim to have under the provisions of Section 1542 of the California Civil Code, which provides as follows:

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

                           "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

                  c. The foregoing waiver of the provisions of Section 1542 of the California Civil Code was separately bargained for, and Platten expressly agrees that the releases contained herein shall be given full force and effect in accordance with each and all of the expressed terms and provisions relating to unknown and unsuspected claims, demands and causes of action, if any. Platten acknowledges that he may have sustained damages, expenses and losses that are presently unknown or not suspected, and that such damages, expenses and losses, if any, may give rise to additional claims for damages, expenses and losses in the future, which are not now anticipated by him. Nevertheless, Platten acknowledges that this Agreement has been negotiated and agreed upon in light of this realization and, being fully aware of the situation, hereby expressly waives all rights that he may have under California Civil Code section 1542, as well as under any other state or federal statute or common law principle of similar effect; and

                  d. Notwithstanding any provision herein, Platten does not hereby waive any vested benefits he may have under any pension plan sponsored by Company which are subject to the Employee Retirement Income Security Act (ERISA), any rights to obtain continued health plan coverage under the Consolidated Omnibus Budget Reconciliation Act (COBRA), any rights which may not be waived by law, or the right to indemnification and defense pursuant to Labor Code section 2802 as the result of any legal action or other proceeding commenced by any third party against Platten for acts arising out of the discharge of his duties as an employee of Company.

         6. Waiver of Age  Discrimination in Employment Act Rights. In addition,
            ------------------------------------------------------
Platten hereby knowingly and voluntarily waives any rights he may have pursuant to the Age Discrimination in Employment Act (hereinafter "ADEA") as amended by the Older Workers? Benefit Protection Act of 1990 (hereinafter "OWBPA") subject to the following conditions.

                  a.       This waiver is part of the Agreement.

                  b. Platten understands that he is waiving his rights to make any claim based upon age discrimination or any rights he may have pursuant to the ADEA or the OWBPA.

                  c. The waiver of rights pursuant to this section applies only to rights or claims in existence before or at the time of the execution of this Agreement and does not apply to any rights or claims that may arise after the date the waiver is executed.

                  d. This waiver is in exchange for consideration in addition to anything of value to which Platten is already entitled.

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
                  e.       Platten is hereby advised in this writing:

                  (1) To consult with an attorney prior to the execution of this Agreement;

                  (2) To be represented by counsel in all matters relative to the Agreement, including this waiver; and

                  (3) To seek the advice of his counsel as to the legal effect of entering into the Agreement and this waiver.

                  Platten has represented to the Company that he is an attorney and specifically waives his right to consult with counsel in connection with all matters relating to this Agreement and the New Employment Agreement (Exhibit A hereto).

                  f. Platten has been given sufficient time to consider this Agreement and specifically waives his right to be given twenty-one (21) days within which to consider this Agreement.

                  g. Platten shall have a period of seven (7) days following the execution of this Agreement to revoke this Agreement and it shall not become effective or enforceable until the revocation period has expired.

                  h.       This waiver  applies only to  Platten  and  does  not
         affect  any  other  individual  or  any  class,   unit,   or  group  of
         individuals.

                  i. Neither this Agreement nor the waiver of rights under the ADEA or OWBPA arises out of any bona fide employee benefit plan, voluntary early retirement incentive plan or any other exit incentive or other employment termination program.

         7. No Transfers.  Each  Party   hereto  warrants  and  represents  that
            -------------
it has not heretofore assigned, transferred or encumbered any of the claims, demands, duties, liabilities, debts, obligations or causes of action, or any matter or portion thereof released hereunder, or which is the subject of this Agreement.

         8. Legal  Action.  In any legal  action or other proceeding  brought to
            -------------
enforce or interpret any of the terms of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and legal costs incurred in connection therewith.

         9. Time of the Essence.  Time is of the essence in this  Agreement with
            -------------------
respect to all of the terms, provisions, covenants and conditions contained herein, including specifically, but not limited to, the payment of any monies or execution and delivery of any documents provided for herein.

         10. Drafting.   The Parties  hereto agree that this  Agreement has been
             --------
jointly negotiated and drafted, that the order of the paragraphs has no significance, and that the language hereof shall be construed as a whole according to its fair meaning and interpretation, and not strictly for or against any of the Parties hereto.

         11. Cooperation.   Each party hereto agrees to take such further action
             -----------
and execute and deliver such further documents, and to give oath to or acknowledge before a notary public any documents reasonably deemed necessary or convenient by any party to implement the terms or intent hereof.

         12. Survival.  Notwithstanding  anything  to the contrary  herein,  all
             --------
rights and obligations, representations and warranties created under or pursuant to this Agreement shall survive the execution and delivery of this Agreement, the releases contained herein, and the documents provided for herein.

         13. No  Admission of  Liability.  This  Agreement  is a  settlement  of
             ---------------------------
disputed claims, and each of the Parties hereto agrees and acknowledges that nothing contained herein shall constitute or be deemed an admission of any fact or liability with respect to any claim, contention or cause of action that is the subject matter hereof.

         14. Entire  Agreement.  This  Agreement and the documents  incorporated
             -----------------
herein or concurrently executed herewith shall constitute the entire agreement between the Parties hereto with respect to the subject matter hereof, and shall supersede all prior agreements, understandings, warranties, representations and negotiations of any party herein concerning the subject matter hereof.

         15. Binding  Effect.  This Agreement shall inure to the benefit of  and
             ---------------
be binding upon the successors in interest of each of the Parties hereto.

         16. Amendments.   This  Agreement  may  not  be  released,  amended  or
             ----------
 modified in any manner whatsoever, except in writing, signed by each of the Parties hereto.

         17. Gender.  All references  herein  to  the  singular  or plural shall
             ------
be deemed to refer to the other, as the context requires, and all references to the masculine, feminine or neuter shall refer to all of such genders, unless the context requires otherwise.

         18. Governing  Law.  This  Agreement  shall  be  deemed  to  have  been
             --------------
entered into and shall be construed and interpreted in accordance with the laws of the State of California. Venue of any action arising from or related to this Agreement shall be in Los Angeles County, California.

         19.  Counterparts.  This  Agreement  may be  executed  in  one or  more
              ------------
separate counterparts, each of which, when so executed, shall be deemed an original and shall together constitute one and the same instrument which may be sufficiently evidenced by any one counterpart, and each of which shall be fully effective against all persons executing the same and all persons or entities claiming under them.

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

         20. Captions.   The  captions  of  this  Agreement  are  solely for the
             --------
convenience of the Parties, do not compromise any part of this Agreement, and shall not be used to interpret or determine the validity of any provision hereof.

         21. Authority.  Each party  that is not a natural  person hereto hereby
             ---------
represents and warrants that it has the power, authority and capacity to enter into and perform this Agreement, and the person signing on behalf of such party represents and warrants that he is duly authorized to so act.

         22. Representation. All Parties to this Agreement have been represented
             --------------
by counsel of their own choosing and have been fully advised by their respective counsel and understand that by entering into this Agreement, they are waiving valuable rights and have created other rights and obligations and with that knowledge and understanding, freely enter into this Agreement.

         IN WITNESS WHEREOF, this Agreement is entered into and shall be effective as of the date first written above.

DATE:  December 21, 2000         /s/  Roger Platten
                                 ------------------
                                 Roger Platten


DATE:  December 21, 2000          Unico American Corporation,
                                  a Nevada corporation


                                  By:   /s/  Erwin Cheldin
                                        -------------------
                                        Erwin Cheldin, Executive Vice President

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